UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2026

SkinHealth Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 E. Burnett Street
Long Beach, CA
(Address of principal executive offices)

90815
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 22, 2026, SkinHealth Systems Inc., a Delaware corporation (the “Company”), held its previously disclosed 2026 special meeting of stockholders (the “Special Meeting”) in a virtual format. At the close of business on August 3, 2026, the record date for the Special Meeting (the “Record Date”), there were a total of 130,140,763 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), which constituted all of the issued and outstanding capital stock of the Company as of the Record Date. At the Special Meeting, 115,893,322 of the Company’s 130,140,763 shares of Class A Common Stock entitled to vote as of the Record Date, or approximately 89.05%, were present virtually or represented by proxy, and, therefore, a quorum was present.

The two proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on August 12, 2026.

The final voting results on the proposals presented for stockholder approval at the Special Meeting are as follows:

Proposal No. 1: Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to combine outstanding shares of the Company’s Class A Common Stock into a lesser number of outstanding shares, by a ratio of not less than 1-for-5 and not more than 1-for-20, with the exact ratio to be set within this range by the Company’s board of directors in its sole discretion (“Proposal 1”). The voting results for Proposal 1 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,398,602	1,406,150	88,570	0

Proposal No. 2: Adjournment Proposal

The Company’s stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are insufficient shares of Class A Common Stock present to establish a quorum (“Proposal 2”). The voting results for Proposal 2 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,344,814	1,450,597	97,911	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2026	SkinHealth Systems Inc.

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial and Operating Officer